Exhibit 99.1

FOREIGN JOINDER AGREEMENT

March 29, 2018

This Foreign Joinder Agreement (this “Joinder Agreement”) is entered into as of the date hereof by the undersigned French Borrower (the “New French Borrower”), each of the undersigned French Revolving Lenders (each, a “New French Revolving Lender”), the undersigned French Swingline Lender (the “New French Swingline Lender”) and Bank of America, N.A., in its capacity as Global Administrative Agent under that certain Syndicated Facility Agreement dated as of December 20, 2017 (as amended, restated, modified and/or supplemented from time to time, the “Syndicated Facility Agreement”), among Mattel, Inc. (the “Company”), each of the other Borrowers and Guarantors party thereto from time to time, the Lenders party thereto from time to time, Bank of America, N.A., as Global Administrative Agent, Collateral Agent and Australian Security Trustee, and the other parties thereto. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Syndicated Facility Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to Section 5.02 of the Syndicated Facility Agreement, the conditions to the New French Borrower obtaining French Revolving Loans, French Swingline Loans, or arranging for the issuance of any French Letters of Credit, as applicable, have been satisfied, other than the execution of this Joinder Agreement; and

WHEREAS, the Administrative Agent, the Company, each New French Revolving Lender, the New French Swingline Lender and the New French Borrower have agreed to enter into this Joinder Agreement and join each New French Revolving Lender, the New French Swingline Lender and the New French Borrower to the Syndicated Facility Agreement and the other Credit Documents to which they are a party as French Revolving Lenders, the French Swingline Lender and a French Borrower, respectively.

NOW, THEREFORE, the Administrative Agent, the Company, the New French Borrower, each New French Revolving Lender and the New French Swingline Lender hereby agree as follows:

1.        New French Borrower.    The New French Borrower, by its signature below, becomes a French Borrower under the Syndicated Facility Agreement for all purposes of the Syndicated Facility Agreement and the other Credit Documents with the same force and effect as if originally named therein as a French Borrower. Without limiting the foregoing, in order to induce the applicable Secured Creditors to provide French Revolving Loans, French Swingline Loans, issue French Letters of Credit and otherwise provide credit accommodations (including Secured Bank Product Obligations) to the French Borrowers, the New French Borrower hereby agrees that it is bound by the terms and conditions of the Syndicated Facility Agreement and the other Credit Documents to which it is a party as a French Borrower as if originally a party thereto. The New French Borrower hereby (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder Agreement and to consummate the transactions contemplated hereby and to become a French Borrower under the Syndicated Facility Agreement and (b) agrees to all the terms and provisions of the Syndicated Facility Agreement applicable to it as a French Borrower thereunder. Each reference to a French Borrower in the Syndicated Facility Agreement shall be deemed to include the New French Borrower. The New French Borrower hereby attaches supplements to the schedules to the Syndicated Facility Agreement applicable to the New French Borrower.

2.        New French Revolving Lenders.    Each New French Revolving Lender, by its signature below, becomes a French Revolving Lender under the Syndicated Facility Agreement for all purposes of the Syndicated Facility Agreement and the other Credit Documents with the same force and effect as if

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originally named therein as a French Revolving Lender. Each New French Revolving Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder Agreement and to consummate the transactions contemplated hereby and to become a French Revolving Lender under the Syndicated Facility Agreement, (ii) from and after the date hereof, it shall be bound by the provisions of the Syndicated Facility Agreement and, to the extent of its Pro Rata Percentage of the French Revolving Commitments, shall have the rights and obligations of a French Revolving Lender thereunder, and (iii) it has received a copy of the Syndicated Facility Agreement and the Schedules and Exhibits thereto, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement on the basis of which it has made such analysis and decision; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Syndicated Facility Agreement and the other Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Syndicated Facility Agreement and the other Credit Documents are required to be performed by it as a French Revolving Lender.

3.        New French Swingline Lender.    The New French Swingline Lender, by its signature below, becomes the French Swingline Lender under the Syndicated Facility Agreement for all purposes of the Syndicated Facility Agreement and the other Credit Documents with the same force and effect as if originally named therein as the French Swingline Lender. The New French Swingline Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder Agreement and to consummate the transactions contemplated hereby and to become the French Swingline Lender under the Syndicated Facility Agreement, (ii) from and after the date hereof, it shall be bound by the provisions of the Syndicated Facility Agreement and shall have the rights and obligations of the French Swingline Lender thereunder, and (iii) it has received a copy of the Syndicated Facility Agreement and the Schedules and Exhibits thereto, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement on the basis of which it has made such analysis and decision; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Syndicated Facility Agreement and the other Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Syndicated Facility Agreement and the other Credit Documents are required to be performed by it as the French Swingline Lender.

4.        BAMLI Merger.    Each of the Company and the New French Borrower acknowledges and agrees that any reference in this Joinder Agreement to “Bank of America Merrill Lynch International Limited” is a reference to its successor in title Bank of America Merrill Lynch International Designated Activity Company (including, without limitation, its branches) pursuant to and with effect from the merger between Bank of America Merrill Lynch International Limited and Bank of America Merrill Lynch International Designated Activity Company that takes effect in accordance with Chapter II, Title II of Directive (EU) 2017/1132 (which repeals and codifies the Cross-Border Mergers Directive (2005/56/EC)), as implemented in the United Kingdom and Ireland. Notwithstanding anything to the contrary in this Joinder Agreement, a transfer of rights and obligations from Bank of America Merrill Lynch International Limited to Bank of America Merrill Lynch International Designated Activity Company pursuant to such merger shall be permitted.

5.        Further Assurances.    The New French Borrower, each New French Revolving Lender and the New French Swingline Lender agrees that, at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further

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acts and things as the Administrative Agent may reasonably request in order to effect the purposes of this Joinder Agreement.

6.        Severability.    If any provision of this Joinder Agreement is held to be illegal, invalid, or unenforceable, (a) the legality, validity, and enforceability of the remaining provisions of this Joinder Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid, or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid, or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.        Counterparts.    This Joinder Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif”)), each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Company and the Administrative Agent.

8.        No Waiver.    Except as expressly supplemented hereby, the Syndicated Facility Agreement shall remain in full force and effect.

9.        Notices.    All notices, requests and demands to or upon the New French Borrower, any New French Revolving Lender, the New French Swingline Lender, any Agent or any Lender shall be governed by the terms of Section 12.03 of the Syndicated Facility Agreement.

10.        Governing Law.    THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

NEW FRENCH BORROWER:

MATTEL FRANCE, a French limited liability company (société par actions simplifiée) having its registered office at 1/3/5 allée des Fleurs, Parc de la Cerisaie 94260 Fresnes – France, and registered with the Trade and Companies Registry of Créteil under the number 692 039 688 RCS Créteil

By:	/s/ René van den Polder
	Name:	René van den Polder
Title: Managing Director

[Signature page to Foreign Joinder Agreement (France)]

NEW FRENCH REVOLVING LENDERS: BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED, as a French Revolving Lender

By:	/s/ Lee Masters
	Name:	Lee Masters
Title: Senior Vice President

[Signature page to Foreign Joinder Agreement (France)]

WELLS FARGO BANK INTERNATIONAL UNLIMITED COMPANY, as a French Revolving Lender

By:	/s/ Kieran O’Brien
	Name:	Kieran O’Brien
Title: Vice President

[Signature page to Foreign Joinder Agreement (France)]

CITIBANK EUROPE PLC., as a French Revolving Lender

By:	/s/ John Kinsella
	Name:	John Kinsella
Title: Authorized Signer

[Signature page to Foreign Joinder Agreement (France)]

RBC EUROPE LIMITED, as a French Revolving Lender

By:	/s/ Michael Santana-Mondo
	Name:	Michael Santana-Mondo
Title: Director

[Signature page to Foreign Joinder Agreement (France)]

NEW FRENCH SWINGLINE LENDER: BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED, as the French Swingline Lender

By:	/s/ Stephen King
	Name:	Stephen King
Title: Senior Vice President

[Signature page to Foreign Joinder Agreement (France)]

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Global Administrative Agent

By:	/s/ Stephen King
	Name:	Stephen King
	Title:	Senior Vice President

[Signature page to Foreign Joinder Agreement (France)]

Acknowledged by: MATTEL, INC., as the Company

By:	/s/ Mandana Sadigh

Name:	Mandana Sadigh

Title:	Corporate Treasurer

[Signature page to Foreign Joinder Agreement (France)]